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                                                                  EXHIBIT 23.4

                          CONSENT OF KIRK B. WORTMAN

   I hereby consent to the reference in the Prospectus constituting part of Amendment No. 2 to the Registration Statement on Form S-1 of DecisionOne Corporation to my name as a person about to become a director of DecisionOne Corporation.

                                            /s/ Kirk B. Wortman
                                            ---------------------------------
                                            Kirk B. Wortman

July 14, 1997